Exhibit 10.52

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND

FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of April 30, 2015 (this “Amendment”), is entered into by and among EQUINIX, INC., a Delaware corporation (“Equinix” or the “Borrower”), the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein which are defined in the Credit Agreement referred to below shall have the same respective meanings herein as therein.

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, and certain other parties thereto, are parties to that certain Credit Agreement, dated as of December 17, 2014 (as amended or otherwise modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and participate in Letters of Credit issued by the L/C Issuer, all upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Lenders, and the Administrative Agent wish to amend certain provisions of the Credit Agreement, as specifically set forth in this Amendment and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§ 1. Amendments to the Credit Agreement. Subject to Section 3 below, and in reliance on the representations and warranties of the Loan Parties set forth herein, pursuant to Section 10.01 of the Credit Agreement:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

“CHF Term Borrowing” means a borrowing consisting of simultaneous CHF Term Loans of the same Type, in Swiss Francs, and having the same Interest Period made by each of the Term Lenders on the First Amendment Effective Date pursuant to Section 2.01(a)(ii). As of the First Amendment Effective Date, the aggregate principal amount of the CHF Term Borrowing is CHF 47,780,000.

“CHF Term Commitment” means, as to each Term Lender, its obligation to make a CHF Term Loan to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “CHF Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First

Amendment Effective Date, the aggregate amount of the CHF Term Commitments is the Alternative Currency Equivalent of $50,000,000 as determined by the Administrative Agent four (4) Business Days prior to the First Amendment Effective Date based on the 10:00 a.m. (New York time) offer rate supplied by WM/Reuters on such day.

“CHF Term Loan” has the meaning specified in Section 2.01(a)(ii).

“CHF Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing the CHF Term Loan made by such Term Lender, substantially in the form of Exhibit C-1.

“Euro Term Borrowing” means a borrowing consisting of simultaneous Euro Term Loans of the same Type, in Euro, and having the same Interest Period made by each of the Term Lenders on the First Amendment Effective Date pursuant to Section 2.01(a)(iii). As of the First Amendment Effective Date, the aggregate principal amount of the Euro Term Borrowing is EUR 184,945,441.09.

“Euro Term Commitment” means, as to each Term Lender, its obligation to make a Euro Term Loan to the Borrower pursuant to Section 2.01(a)(iii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Euro Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the aggregate amount of the Euro Term Commitments is the Alternative Currency Equivalent of $200,000,000 as determined by the Administrative Agent four (4) Business Days prior to the First Amendment Effective Date based on the 10:00 a.m. (New York time) bid rate supplied by WM/Reuters on such day.

“Euro Term Loan” has the meaning specified in Section 2.01(a)(iii).

“Euro Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing the Euro Term Loan made by such Term Lender, substantially in the form of Exhibit C-2.

“First Amendment” means the First Amendment to Credit Agreement, dated as of April 30, 2015 among the Borrower, the Guarantors, the Lenders and the Administrative Agent.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

“Initial Term Loan” has the meaning specified in Section 2.01(a)(i).

“Sterling Term Borrowing” means a borrowing consisting of simultaneous Sterling Term Loans of the same Type, in Sterling, and having the same Interest Period made by each of the Term Lenders on the First Amendment Effective Date pursuant to

Section 2.01(a)(iv). As of the First Amendment Effective Date, the aggregate principal amount of the Sterling Term Borrowing is £ 92,586,469.15.

“Sterling Term Commitment” means, as to each Term Lender, its obligation to make a Sterling Term Loan to the Borrower pursuant to Section 2.01(a)(iv) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Sterling Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the aggregate amount of the Sterling Term Commitments is the Alternative Currency Equivalent of $140,000,000 as determined by the Administrative Agent four (4) Business Days prior to the First Amendment Effective Date based on the 10:00 a.m. (New York time) bid rate supplied by WM/Reuters on such day.

“Sterling Term Loan” has the meaning specified in Section 2.01(a)(iv).

“Sterling Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing the Sterling Term Loan made by such Term Lender, substantially in the form of Exhibit C-3.

“Yen Term Borrowing” means a borrowing consisting of simultaneous Yen Term Loans of the same Type, in Yen, and having the same Interest Period made by each of the Term Lenders on the First Amendment Effective Date pursuant to Section 2.01(a)(v). As of the First Amendment Effective Date, the aggregate principal amount of the Yen Term Borrowing is ¥ 11,924,000,000.

“Yen Term Commitment” means, as to each Term Lender, its obligation to make a Yen Term Loan to the Borrower pursuant to Section 2.01(a)(v) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2.01 under the caption “Yen Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the First Amendment Effective Date, the aggregate amount of the Yen Term Commitments is the Alternative Currency Equivalent of $100,000,000 as determined by the Administrative Agent four (4) Business Days prior to the First Amendment Effective Date based on the 10:00 a.m. (New York time) offer rate supplied by WM/Reuters on such day.

“Yen Term Loan” has the meaning specified in Section 2.01(a)(v).

“Yen Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing the Yen Term Loan made by such Term Lender, substantially in the form of Exhibit C-4.

(b) The following defined terms, appearing in Section 1.01 of the Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Borrower Collateral Limit” means an amount equal to $750,000,000.

“Senior Notes Indentures” means, collectively, the Indentures (together with any Supplemental Indentures thereto) entered into by Equinix in connection with the 4.875% Senior Notes Due 2020, the 5.375% Senior Notes Due 2022, the 5.375% Senior Notes Due 2023, and the 5.750% Senior Notes Due 2025.

“Term Borrowing” means a CHF Term Borrowing, a Euro Term Borrowing, a Sterling Term Borrowing or a Yen Term Borrowing, as applicable.

“Term Commitments” means, collectively, the Euro Term Commitments, the Sterling Term Commitments, the Yen Term Commitments and the CHF Term Commitments.

“Term Facility” means, at any time, (a) on or prior to the First Amendment Effective Date, the aggregate amount of the Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time.

“Term Lender” means (a) at any time on or prior to the First Amendment Effective Date, any Lender that has a Term Commitment and/or holds Initial Term Loans at such time and (b) at any time after the First Amendment Effective Date, any Lender that holds Term Loans at such time.

“Term Loan” means a CHF Term Loan, a Euro Term Loan, a Sterling Term Loan or a Yen Term Loan, as applicable.

“Term Note” means a CHF Term Note, a Euro Term Note, a Sterling Term Note or a Yen Term Note, as applicable.

(c) Section 1.05 of the Credit Agreement is hereby amended by amending and restating clause (b) contained therein to read in its entirety as follows:

(b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a Commitment or a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be.

(d) Section 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) The Term Loans.

(i) Subject to the terms and conditions set forth herein, the Term Lenders made loans to the Borrower, in Dollars, on the Closing Date, in an aggregate amount equal to $500,000,000 (the “Initial Term Loan”). On the First Amendment Effective Date, the Initial Term Loan shall be repaid in full in accordance with the terms of the First Amendment. Upon the satisfaction of the conditions to effectiveness set forth in Section 3 of the First Amendment, the Term Commitments described in clauses (ii) through (v) below shall become effective.

(ii) Subject to the terms and conditions set forth herein and in Section 3 of the First Amendment, each Term Lender with a CHF Term Commitment severally agrees to make a single loan to the Borrower, in Swiss Francs, on the First Amendment Effective Date, in an aggregate amount not to exceed such Term Lender’s Applicable Percentage of the aggregate amount of the Alternative Currency Equivalent of the CHF Term Commitments at such time (a “CHF Term Loan”). The CHF Term Borrowing shall consist of CHF Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentages of the Alternative Currency Equivalent of the aggregate amount of the CHF Term Commitments at such time. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed. All CHF Term Loans shall be Eurocurrency Rate Loans, as further provided herein.

(iii) Subject to the terms and conditions set forth herein and in Section 3 of the First Amendment, each Term Lender with a Euro Term Commitment severally agrees to make a single loan to the Borrower, in Euro, on the First Amendment Effective Date, in an aggregate amount not to exceed such Term Lender’s Applicable Percentage of the aggregate amount of the Alternative Currency Equivalent of the Euro Term Commitments at such time (a “Euro Term Loan”). The Euro Term Borrowing shall consist of Euro Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentages of the Alternative Currency Equivalent of the aggregate amount of the Euro Term Commitments at such time. Amounts borrowed under this Section 2.01(a)(iii) and repaid or prepaid may not be reborrowed. All Euro Term Loans shall be Eurocurrency Rate Loans, as further provided herein.

(iv) Subject to the terms and conditions set forth herein and in Section 3 of the First Amendment, each Term Lender with a Sterling Term Commitment severally agrees to make a single loan to the Borrower, in Sterling, on the First Amendment Effective Date, in an aggregate amount not to exceed such Term Lender’s Applicable Percentage of the aggregate amount of the Alternative Currency Equivalent of the Sterling Term Commitments at such time (a “Sterling Term Loan”). The Sterling Term Borrowing shall consist of Sterling Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentages of the aggregate amount of the Alternative Currency

Equivalent of the Sterling Term Commitments at such time. Amounts borrowed under this Section 2.01(a)(iv) and repaid or prepaid may not be reborrowed. All Sterling Term Loans shall be Eurocurrency Rate Loans, as further provided herein.

(v) Subject to the terms and conditions set forth herein and in Section 3 of the First Amendment, each Term Lender with a Yen Term Commitment severally agrees to make a single loan to the Borrower, in Yen, on the First Amendment Effective Date, in an aggregate amount not to exceed such Term Lender’s Applicable Percentage of the aggregate amount of the Alternative Currency Equivalent of the Yen Term Commitments at such time (a “Yen Term Loan”). The Yen Term Borrowing shall consist of Yen Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentages of the aggregate amount of the Alternative Currency Equivalent of the aggregate amount of the Yen Term Commitments at such time. Amounts borrowed under this Section 2.01(a)(v) and repaid or prepaid may not be reborrowed. All Yen Term Loans shall be Eurocurrency Rate Loans, as further provided herein.

For the avoidance of doubt, the Term Commitments do not constitute an increase in the Aggregate Commitments for purposes of Section 2.13.

(b) The Revolving Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make revolving loans (each such loan, a “Revolving Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.04, and reborrow under this Section 2.01(b). Revolving Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(e) Section 2.02(a) of the Credit Agreement is hereby amended by deleting the following parenthetical contained at the end of the sixth sentence thereof: “(it being understood that Term Loans will be borrowed in Dollars)”.

(f) Section 2.02(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency

Rate Loan. During the existence of a Default, no Loans may be requested as, or (i) in the case of Loans in Dollars, converted to or continued as Eurocurrency Rate Loans without the consent of the Required Lenders or (ii) in the case of Loans in Alternative Currencies, converted or continued as Eurocurrency Rate Loans with an Interest Period of more than one month if the Required Lenders so notify the Borrower. During the existence of a Default, any Loans that are continued or converted to Eurocurrency Rate Loans as provided in this clause (c), unless the Required Lenders shall otherwise consent, shall have a one month Interest Period.

(g) Section 2.03(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (x) the Outstanding Amount of the Revolving Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, shall not exceed such Lender’s Revolving Commitment, and (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(h) Section 2.04(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c) Mandatory Prepayments. If for any reason the Total Revolving Outstandings at any time exceeds the Aggregate Revolving Commitments then in effect, the Borrower shall immediately prepay Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this

Section 2.04(c)(i) unless after the prepayment in full of the Revolving Loans the Total Revolving Outstandings exceeds the Aggregate Revolving Commitments then in effect.

(i) Section 2.06(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b) The Borrower shall repay the Term Loans in equal quarterly installments, on the last Business Day of each March, June, September and December (commencing on the last Business Day of June, 2015), each such installment in the amount of 2.00% of the result of (i) the respective Term Borrowing on the First Amendment Effective Date divided by (ii) 0.98. The Borrower shall repay to the Term Lenders on the Maturity Date the remaining principal amount of Term Loans outstanding on such date.

(j) Section 2.11(a) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety to read as follows:

Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in the currency in which such Loan was made and in Same Day Funds not later than 2:00 p.m. on the date specified herein.

(k) Section 3.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

3.03. Inability to Determine Rates.

(a) If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (x) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (y) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an existing or proposed Eurocurrency Rate Loan or the Eurocurrency Rate component of the Base Rate, or (ii) the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or any conversion or continuation thereof does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (A) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (B) in the event of a determination described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative

Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (1) in the case of Revolving Loans denominated in Dollars, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein, and (2) in the event an alternative rate cannot be determined in accordance with paragraph (b) below, in the case of Revolving Loans denominated in an Alternative Currency, CHF Term Loans, Euro Term Loans, Sterling Term Loans or Yen Term Loans, prepay such Loans at the end of the then current Interest Period for such Loans. Upon any such prepayment or conversion, as the case may be, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

(b) Notwithstanding the foregoing, in the case of a request for or conversion or continuation of a Eurocurrency Rate Loan in an Alternative Currency as to which the Administrative Agent or the Required Lenders, as applicable, have made the determination described in clause (a) above (in each case, for the avoidance of doubt, after applying any comparable or successor rate to LIBOR (or other relevant Eurocurrency Rate), if applicable, in accordance with the definition of “Eurocurrency Rate”), (i) the Borrower shall be deemed to have requested a Eurocurrency Rate Loan or conversion or continuation, as applicable, in such Alternative Currency (the “Impacted Loans”) with the next shortest Interest Period available as to which no such determination under clause (a) above would be made, and (ii) (x) if no such Interest Period is available, the Administrative Agent and the Borrower, with the agreement of the Lenders, may establish an alternative interest rate that reflects the all-in-cost of funds to the Administrative Agent and the Lenders for funding Loans in the applicable currency and amount, and with the same Interest Period as the Impacted Loans, and (y) if the Administrative Agent, the Borrower and the Lenders are unable to agree on such an alternative rate of interest, the Administrative Agent, with the consent of the Lenders, may establish an alternative interest rate that reflects the all-in-cost of funds to the Administrative Agent and the Lenders for funding Loans in the applicable currency and amount, and with the same Interest Period as the Impacted Loans. Such alternative rate of interest as determined in accordance with clause (ii) above shall apply with respect to the Impacted Loans until (A) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) above, (B) the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans (in which case the Required Lenders shall determine an appropriate alternative rate of interest in accordance with clause (ii)(y) above), or (C) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof, and in the case of subclause (C), the Impacted Loans shall be repaid as provided in paragraph (a) above.

(l) Schedule 2.01 to the Credit Agreement (Commitments and Applicable Percentages) is hereby amended and restated in its entirety in the form set forth in the corresponding Schedule attached as Exhibit A hereto.

(m) Exhibit A to the Credit Agreement (Form of Loan Notice) is hereby amended and restated in its entirety in the form set forth in the Exhibit A attached as Exhibit B hereto.

(n) Exhibit C to the Credit Agreement (Form of Term Note) is hereby amended and restated in its entirety in the forms set forth in the Exhibits C-1 through C-4 attached as Exhibit C hereto.

§ 2. Amendments to Pledge and Security Agreement. Subject to Section 3 below, and in reliance on the representations and warranties of the Loan Parties set forth herein, pursuant to Section 10.01 of the Credit Agreement:

(a) Section 1(c) of the Pledge and Security Agreement is hereby amended by deleting the parenthetical “(or, in the case of EQIX (Global Holdings) C.V., 65%)” contained in clause (b) of the definition of “Pledged Equity”.

(b) Schedule II to the Pledge and Security Agreement (Pledged Equity of Pledged Foreign Subsidiaries) is hereby amended and restated in its entirety in the form set forth in the corresponding Schedule attached as Exhibit D hereto.

§ 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Administrative Agent:

(a) This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent;

(b) The Administrative Agent shall have received Term Notes executed by the Borrower in favor of each Lender requesting Term Notes;

(c) The Administrative Agent shall have received a certificate from a Responsible Officer of each of the Loan Parties (i) attesting to the resolutions of such Person’s Board of Directors (or equivalent) and, if necessary, shareholders (or equivalent) of such Person, authorizing its execution, delivery, and performance of this Amendment and any other Loan Documents referenced herein to which such Person is to become a party, (ii) authorizing specific officers of such Person to execute the same, (iii) attesting to the incumbency and signatures of such specific officers of such Person and (iv) certifying as true, correct and complete, copies of such Person’s Organization Documents, as amended, modified, or supplemented to the date hereof (or, alternatively, if certified Organization Documents had been previously delivered to the Administrative Agent, then a certification from such Person that there have been no changes or other modifications to such Organization Documents since the date previously delivered to the Administrative Agent);

(d) The Administrative Agent shall have received from the Borrower a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied; and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(e) The Administrative Agent shall have received a favorable opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and in form and substance satisfactory to the Administrative Agent;

(f) The Administrative Agent shall have received a Request for Credit Extension (or telephonic notice followed immediately by delivery of a written Loan Notice) in accordance with the requirements hereof;

(g) The Administrative Agent shall have received from the Borrower an irrevocable notice of prepayment of the Initial Term Loans in full in cash on the First Amendment Effective Date;

(h) There shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the Required Lenders would make it impracticable for the Term Loans to be denominated in Swiss Francs, Euro, Sterling or Yen;

(i) The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent);

(j) There shall not have occurred a Material Adverse Effect since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(k) No Default or Event of Default shall exist, or would result from the making of the Term Loans on the First Amendment Effective Date or from the application of the proceeds thereof;

(l) The representations and warranties contained herein shall be true and correct as of the date hereof; and

(m) Delivery of such other items, documents, agreements and/or actions (including financial projections, other financial information and certifications) as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.

§ 4. Representations and Warranties; No Default. Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Credit Agreement and each other Loan Document (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment, the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), provided that all references therein to the Credit Agreement or to the Pledge and Security Agreement shall refer to the Credit Agreement or to the Pledge and Security Agreement, as applicable, as amended hereby. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Person of this Amendment and the performance by such Person of all of its agreements and obligations under the Credit Agreement and under the Pledge and Security Agreement as amended hereby are within the corporate or other organizational authority of such Person and have been duly authorized by all necessary corporate or other organizational action on the part of such Person. The execution and delivery of this Amendment will result in valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. Each of the Loan Parties hereby further represents and warrants that no Default or Event of Default has occurred and is continuing.

§ 5. Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement (including the Multiparty Guaranty), the Pledge and Security Agreement, and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. The Pledge and Security Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or to the Pledge and Security Agreement, or any related agreement or instrument to the Credit Agreement or to the Pledge and Security Agreement shall hereafter refer to the Credit Agreement or to the Pledge and Security Agreement, as applicable, as amended hereby. This Amendment shall constitute a Loan Document. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Secured Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the date hereof. Each of the Guarantors party to the Multiparty Guaranty hereby acknowledges and consents to this Amendment and agrees that the Multiparty Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Secured Obligations thereunder.

§ 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of an original executed counterpart of this Amendment.

§ 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	EQUINIX, INC.

	By:	/s/ Keith D. Taylor
Name: Keith D. Taylor
Title: Chief Financial Officer

GUARANTORS:	EQUINIX LLC

	By:	/s/ Keith D. Taylor
Name: Keith D. Taylor
Title: Chief Financial Officer

SWITCH & DATA LLC

	By:	/s/ Keith D. Taylor
Name: Keith D. Taylor
Title: Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Spencer Hopping
Name: Spencer Hopping
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

TORONTO DOMINION (TEXAS) LLC, as a Lender

By:	/s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Stuart Darby
Name: Stuart Darby
Title: Senior Vice President

ING BANK N.V., SINGAPORE BRANCH,
as a Lender

By:	/s/ Ranesh Verma
Name: Ranesh Verma
Title: Head of Structured Finance, TMT Asia

By:	/s/ Krishna Suryanarayanan
Name: Krishna Suryanarayanan
Title: Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott Johnson
Name: Scott Johnson
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

HSBC BANK U.S.A., NA, as a Lender

By:	/s/ Christian Sumulong
Name: Christian Sumulong
Title: Vice President

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Derek Becker
Name: Derek Becker
Title: Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

Exhibit A

Schedule 2.01

(See Attached)

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment ($)	Applicable Percentage of Revolving Commitments (%)	CHF Term Commitment (CHF)	Applicable Percentage of CHF Term Commitments (%)	Euro Term Commitment (EUR)	Applicable Percentage of Euro Term Commitments (%)	Sterling Term Commitment (£)	Applicable Percentage of Sterling Term Commitments (%)	Yen Term Commitment (¥)	Applicable Percentage of Yen Term Commitments (%)
Bank of America, N.A.	$133,333,333.33	13.333333333%	CHF 6,370,666.67	13.333333333%	EUR 24,659,392.14	13.333333333%	£12,344,862.53	13.333333308%	¥1,589,866,666.67	13.333333333%
JPMorgan Chase Bank, N.A.	$133,333,333.33	13.333333333%	CHF 6,370,666.67	13.333333333%	EUR 24,659,392.14	13.333333333%	£12,344,862.55	13.333333330%	¥1,589,866,666.67	13.333333333%
Toronto Dominion (Texas) LLC	$133,333,333.34	13.333333334%	CHF 6,370,666.67	13.333333333%	EUR 24,659,392.14	13.333333333%	£12,344,862.55	13.333333330%	¥1,589,866,666.66	13.333333333%
Barclays Bank PLC	$100,000,000.00	10.000000000%	CHF 4,778,000.00	10.000000000%	EUR 18,494,544.11	10.000000000%	£9,258,646.92	10.000000005%	¥1,192,400,000.00	10.000000000%
Citibank, N.A.	$100,000,000.00	10.000000000%	CHF 4,778,000.00	10.000000000%	EUR 18,494,544.11	10.000000000%	£9,258,646.92	10.000000005%	¥1,192,400,000.00	10.000000000%
ING Bank N.V., Singapore Branch	$100,000,000.00	10.000000000%	CHF 4,778,000.00	10.000000000%	EUR 18,494,544.11	10.000000000%	£9,258,646.92	10.000000005%	¥1,192,400,000.00	10.000000000%
Royal Bank of Canada	$100,000,000.00	10.000000000%	CHF 4,778,000.00	10.000000000%	EUR 18,494,544.11	10.000000000%	£9,258,646.92	10.000000005%	¥1,192,400,000.00	10.000000000%
Goldman Sachs Bank USA	$50,000,000.00	5.000000000%	CHF 2,389,000.00	5.000000000%	EUR 9,247,272.05	5.000000000%	£4,629,323.46	5.000000003%	¥596,200,000.00	5.000000000%
HSBC Bank USA, NA	$50,000,000.00	5.000000000%	CHF 2,389,000.00	5.000000000%	EUR 9,247,272.05	5.000000000%	£4,629,323.46	5.000000003%	¥596,200,000.00	5.000000000%
MUFG Union Bank, N.A.	$50,000,000.00	5.000000000%	CHF 2,389,000.00	5.000000000%	EUR 9,247,272.05	5.000000000%	£4,629,323.46	5.000000003%	¥596,200,000.00	5.000000000%
U.S. Bank National Association	$50,000,000.00	5.000000000%	CHF 2,389,000.00	5.000000000%	EUR 9,247,272.05	5.000000000%	£4,629,323.46	5.000000003%	¥596,200,000.00	5.000000000%
Total	$1,000,000,000.00	100.000000000	CHF 47,780,000.00	100.000000000%	EUR 184,945,441.09	100.000000000%	£92,586,469.15	100.000000000%	¥11,924,000,000.00	100.000000000%

Exhibit B

Exhibit A

(See Attached)

EXHIBIT A

FORM OF LOAN NOTICE

Date:                    ,

To:        Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of December 17, 2014 and as amended by that certain First Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of April 30, 2015 (as amended and as it may be further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Equinix, Inc., as borrower (the “Borrower”), the Guarantors from time to time party thereto, the Lenders and other parties from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests (select one):

☐ A Borrowing of [Revolving][CHF Term][Euro Term][Sterling Term][Yen Term] Loans

☐ A [conversion] or [continuation] of [Revolving][CHF Term][Euro Term][Sterling Term][Yen Term] Loans

1.	On (a Business Day) (the “Borrowing Date”).

2.	In the amount of [$ ] [the Alternative Currency Equivalent of $ as determined by the Administrative Agent four (4) Business Days prior to the Borrowing Date based on the 10:00 a.m. New York time [offer][bid] rate supplied by WM/Reuters on such date].

3.	Comprised of .

[Type of Loan requested]

4.	In the following currency: .

5.	For Eurocurrency Rate Loans: with an Interest Period of months.

The [Revolving][CHF Term][Euro Term][Sterling Term][Yen Term] Borrowing, if any, requested herein complies with Sections 2.01 and 2.02 of the Agreement.

[Signature page follows.]

EQUINIX, INC., as Borrower

By:
Name:
Title:

Exhibit C

Exhibits C-1 through C-4

(See Attached)

EXHIBIT C-1

FORM OF CHF TERM NOTE

CHF[ ]	[ ], 20

FOR VALUE RECEIVED, the undersigned ( the “Borrower”), hereby promises to pay to             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the CHF Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 17, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lenders and other parties from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the CHF Term Loan made by the Lender from the date of such CHF Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Swiss Francs in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This CHF Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This CHF Term Note is also entitled to the benefits of the Multiparty Guaranty and the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this CHF Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The CHF Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this CHF Term Note and endorse thereon the date, amount and maturity of its CHF Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this CHF Term Note.

[Signatures follow]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EQUINIX, INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C-2

FORM OF EURO TERM NOTE

EUR[ ]	[ ], 20

FOR VALUE RECEIVED, the undersigned ( the “Borrower”), hereby promises to pay to             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Euro Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 17, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lenders and other parties from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the Euro Term Loan made by the Lender from the date of such Euro Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Euro in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Euro Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Euro Term Note is also entitled to the benefits of the Multiparty Guaranty and the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Euro Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Euro Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Euro Term Note and endorse thereon the date, amount and maturity of its Euro Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Euro Term Note.

[Signatures follow]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EQUINIX, INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C-3

FORM OF STERLING TERM NOTE

£ [ ]	[ ], 20

FOR VALUE RECEIVED, the undersigned ( the “Borrower”), hereby promises to pay to             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Sterling Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 17, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lenders and other parties from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the Sterling Term Loan made by the Lender from the date of such Sterling Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Sterling in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Sterling Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Sterling Term Note is also entitled to the benefits of the Multiparty Guaranty and the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Sterling Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Sterling Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Sterling Term Note and endorse thereon the date, amount and maturity of its Sterling Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Sterling Term Note.

[Signatures follow]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EQUINIX, INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT C-4

FORM OF YEN TERM NOTE

¥ [ ]	[ ], 20

FOR VALUE RECEIVED, the undersigned ( the “Borrower”), hereby promises to pay to             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Yen Term Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 17, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lenders and other parties from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the Yen Term Loan made by the Lender from the date of such Yen Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Yen in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Yen Term Note is one of the Term Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Yen Term Note is also entitled to the benefits of the Multiparty Guaranty and the Collateral Documents. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Yen Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. The Yen Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Yen Term Note and endorse thereon the date, amount and maturity of its Yen Term Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Yen Term Note.

[Signatures follow]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EQUINIX, INC.

By:
Name:
Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit D

SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

PLEDGED EQUITY

OF

PLEDGED FOREIGN SUBSIDIARIES

GRANTOR	PLEDGED FOREIGN SUBSIDIARY	CLASS	CERTIFICATE NUMBER	NUMBER OF PLEDGED SHARES, UNITS, INTERESTS	PERCENTAGE OWNERSHIP REPRESENTED BY PLEDGED SHARES
Equinix, Inc.	Equinix Pacific LLC	Units	N/A	66	66%

Equinix, Inc.	Equinix South America Holdings, LLC	Limited Liability Company Interests	N/A	N/A	66%

Equinix, Inc.	EQIX (Global Holdings) C.V.	Partnership Interests	N/A	66% of the partnership interests of Equinix, Inc. in EQIX (Global Holdings) C.V.	66% (66 votes) (voting)

Equinix, Inc.	Equinix Canada Ltd.	Common	C-6	10,282,123	66% (voting)